UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2017

CABELA’S INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32227	20-0486586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cabela Drive, Sidney, Nebraska 69160

(Address of Principal Executive Offices) (Zip Code)

(308) 254-5505

(Registrant’s telephone number, including area code)

Not applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on October 3, 2016, Cabela’s Incorporated, a Delaware corporation (the “Company”), entered into (a) an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Bass Pro Group, LLC, a Delaware limited liability company (“Parent”), and Prairie Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), which provides for Sub to merge with and into the Company, causing the Company to become a wholly owned subsidiary of Parent (the “Merger”), and (b) a Sale and Purchase Agreement (the “Original Bank Purchase Agreement”), by and among the Company, World’s Foremost Bank, a Nebraska banking corporation and a wholly owned subsidiary of the Company (“WFB”), and Capital One, National Association, a national banking association (“CONA”), which provided for, in connection with the closing of the Merger, CONA to purchase substantially all of the business of WFB, which includes the credit card program operated by the Company, using WFB as the issuer of the Cabela’s CLUB credit card. On April 17, 2017, the Company entered into certain agreements to amend and restate the Original Bank Purchase Agreement and amend the Merger Agreement, as described below.

Bank Framework and Asset Purchase Agreements. On April 17, 2017, the Company entered into (i) a Framework Agreement, dated as of April 17, 2017 (the “Bank Framework Agreement”), by and among the Company, WFB, Synovus Bank, a Georgia state member bank (“Synovus”), Capital One Bank (USA), National Association, a national banking association and an affiliate of CONA (“Capital One”), and, solely for the purposes set forth therein, CONA, (ii) an Asset and Deposit Purchase Agreement, dated as of April 17, 2017 (the “Synovus Bank Asset Purchase Agreement”), by and among the Company, WFB and Synovus and (iii) an Asset Purchase Agreement, dated as of April 17, 2017 (the “Capital One Bank Asset Purchase Agreement” and, together with the Synovus Bank Asset Purchase Agreement, the “Bank Asset Purchase Agreements” and, together with the Synovus Bank Asset Purchase Agreement and the Bank Framework Agreement, the “Amended Bank Sale Agreements”), by and among the Company, WFB and Capital One, which amend and restate the Original Bank Purchase Agreement and continue to provide for the sale of substantially all of the business of WFB in connection with the closing of the Merger.

Pursuant to the Amended Bank Sale Agreements and an Asset Purchase Agreement entered into between Synovus and Capital One on the same date, by way of three transactions, (1) Synovus has agreed to acquire assets and assume liabilities of WFB, which collectively constitute substantially all of the business of WFB, (2) Capital One has agreed to acquire certain other assets and assume certain other liabilities of WFB and (3) immediately following the transaction referred to in the foregoing clause (1), Synovus has agreed to sell and assign to Capital One, and Capital One has agreed to acquire and assume, certain of such assets and liabilities acquired and assumed by Synovus from WFB, such that Synovus retains all deposits of WFB and certain other assets and liabilities relating to deposits of WFB and Capital One acquires the assets and liabilities relating to the Cabela’s CLUB co-branded credit card accounts and equity interests in certain securitization funding vehicles.

The closing of the transactions contemplated by the Amended Bank Sale Agreements is subject to Synovus filing required notices with and obtaining required approvals and consents (and the expiration or termination of any applicable waiting period and any extension thereof related thereto) from the Board of Governors of the Federal Reserve and the Company and WFB filing required notices with the Nebraska Department of Banking and Finance.

The closing of the transactions contemplated by the Amended Bank Sale Agreements is additionally subject to the satisfaction or waiver of certain other specified conditions, including: (A) the absence of any order prohibiting or making illegal the closing of the transactions; (B) the continued effectiveness of the Credit Card Program Agreement, dated as of October 3, 2016 and as amended (the “Bank Program Agreement”), by and among the Company, CONA and Capital One; (C) the satisfaction or waiver of certain conditions set forth in the Merger Agreement; (D) in the cases of Capital One and Synovus, as applicable, the absence of a Materially Burdensome Condition and a Synovus Burdensome Condition (as defined in the Bank Framework Agreement) on the receipt of required approvals, including regulatory approvals; (E) the receipt of written notice from each of S&P Global Ratings, Fitch Ratings, Inc. and DBRS, Inc. that the transactions contemplated by the Amended Bank Sale Agreements and related transaction documents will not result in a reduction or withdrawal of its then-existing rating with respect to any outstanding series or class of asset-backed notes with respect to which it is a rating agency; (F) the termination of each outstanding series of variable funding notes issued by Cabela’s Credit Card Master Note Trust; (G) the receipt of legal and tax opinions and other customary documentation required in connection with the transfer of certain securitization vehicles and related securitization obligations; and (H) certain other customary closing conditions.

Pursuant to the terms and conditions of the Bank Framework Agreement, in the event that the Bank Framework Agreement is terminated under certain circumstances in which a Company Termination Fee (as defined in the Merger Agreement) is payable by the Company to Parent under the Merger Agreement, Capital One will be entitled to receive from the Company a termination fee equal to $14 million. In the event that the Bank Framework Agreement is terminated after the Company and Parent mutually agree to terminate the Merger Agreement and, in connection with such termination, Parent receives any payment or fee from the Company, Capital One will be entitled to receive from the Company a termination fee equal to 10% of the aggregate payment or fee received by Parent from the Company. In the event that the Bank Framework Agreement is terminated under certain other circumstances, Synovus will be entitled to receive from Capital One a termination fee of up to $10 million plus reimbursement for certain expenses and in certain circumstances the Company will be obligated to reimburse Capital One for up to $10 million of such termination fee and reimbursement of expenses.

The foregoing description of the Bank Framework Agreement, the Synovus Bank Asset Purchase Agreement and the Capital One Bank Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Bank Framework Agreement, the Synovus Bank Asset Purchase Agreement and the Capital One Bank Asset Purchase Agreement, which are filed as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Merger Agreement. Also on April 17, 2017, in connection with the entry into the Amended Bank Sale Agreements, the Company entered into an Amendment to the Agreement and Plan of Merger, dated as of April 17, 2017 (the “Merger Agreement Amendment”), by and among the Company, Parent and Sub. The Merger Agreement Amendment provides for, among other things, a reduction in the merger consideration to be paid by Parent in the Merger. Pursuant to the Merger Agreement, as amended by the Merger Agreement Amendment, each share of Class A common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the effective time of the Merger will be cancelled and automatically converted into the right to receive $61.50 in cash, without interest thereon, other than (a) shares that are held in the treasury of the Company or owned of record by any subsidiary of the Company, (b) shares owned of record by Parent or Sub or any of their respective subsidiaries and (c) shares held by stockholders who have not voted in favor of or consented to the adoption of the Merger Agreement, as amended by the Merger Agreement Amendment, and who have properly demanded appraisal of such shares and complied in all respects with all the provisions of the Delaware General Corporation Law, as amended, concerning the right of holders of shares to require appraisal. However, under the terms of the Merger Agreement Amendment: (i) in the event that the Bank Framework Agreement is validly terminated in accordance with its terms and the Original Bank Purchase Agreement is automatically deemed to be re-executed in its original form pursuant to the terms thereof, then such merger consideration to be paid by Parent in the Merger will revert to $62.50 in cash, without interest thereon, for each such share of Company Common Stock; and (ii) in the event that the Bank Framework Agreement is validly terminated in accordance with its terms such that none of the Original Bank Purchase Agreement, the Bank Framework Agreement and the Bank Program Agreement remains in effect pursuant to the terms thereof, then either, at the Company’s election, (1) such merger consideration to be paid by Parent in the Merger will revert to $65.50 in cash, without interest thereon, for each such share of Company Common Stock and the Company will generally be restricted from entering into an alternative transaction with respect to the business of WFB on terms that are materially less favorable than those of the Original Bank Purchase Agreement and the Bank Program Agreement, in its original form without giving effect to any amendments thereto, without Parent’s prior written consent or (2) such merger consideration to be paid by Parent in the Merger will revert to $62.50 in cash, without interest thereon, for each such share of Company Common Stock and the Company will generally be restricted from entering into an alternative transaction with respect to the business of WFB on terms that are materially less favorable than those of the Original Bank Purchase Agreement and the Bank Program Agreement, as amended by the Bank Program Agreement Amendment, without Parent’s prior written consent.

Pursuant to the terms of the Merger Agreement, as amended by the Merger Agreement Amendment, the closing of the Merger remains subject to the satisfaction or waiver of the conditions set forth therein, including (A) the closing of the purchase and sale of substantially all of the business of WFB pursuant to the Bank Framework Agreement (or an alternative agreement entered into in accordance with the terms of the Merger Agreement, as amended by the Merger Agreement Amendment), (B) the adoption of the Merger Agreement and the approval of the transactions contemplated thereby by the stockholders of the Company, (C) the expiration or termination of any applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as

amended, (D) the absence of any order by any governmental entity rendering the Merger illegal or prohibiting, enjoining or otherwise preventing the Merger and (E) certain other customary closing conditions. See Item 8.01 of this Current Report on Form 8-K below and the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 7, 2016 and December 30, 2016 for descriptions of and other information regarding the conditions to the closing of the Merger.

Other than as expressly modified pursuant to the Merger Agreement Amendment, the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 7, 2016, remains in full force and effect. The foregoing description of the Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement Amendment, which is filed as Exhibit 2.4 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement, as amended by the Merger Agreement Amendment, and the Bank Asset Purchase Agreements (collectively, the “Transaction Agreements”) and the foregoing descriptions of the Transaction Agreements have been included in this and prior filings by the Company to provide investors with information regarding the terms of the Transaction Agreements and are not intended to provide any other factual information about the parties to the Transaction Agreements or their respective subsidiaries or affiliates. The representations and warranties contained in each of the Transaction Agreements were made only for purposes of the respective Transaction Agreements and as of specific dates and are solely for the benefit of the respective parties to the Transaction Agreements. In addition, certain representations and warranties were used for the purpose of allocating risk between the parties to the Transaction Agreements, rather than establishing matters of fact. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures that were made by each party to the others, which disclosures are not reflected in the Transaction Agreements.

Item 8.01.	Other Events.

Amendment to Bank Program Agreement. Also on April 17, 2017, in connection with the entry into the Merger Agreement Amendment and the Bank Asset Purchase Agreements, the Company entered into Amendments No. 1 and No. 2 to the Credit Card Program Agreement, dated as of April 17, 2017 (the “Bank Program Agreement Amendment”), by and among the Company, CONA and Capital One, as applicable. The Bank Program Agreement, as amended by the Bank Program Agreement Amendment, specifies the obligations of the Company and Capital One regarding the establishment and operation of the Cabela’s CLUB co-branded credit card program to be effective upon the closing of the transactions described in the Bank Asset Purchase Agreements.

Timing Agreement. Parent has informed the Company that, on April 17, 2017, Parent with the consent of the Company entered into a timing agreement with the United States Federal Trade Commission (the “FTC”), pursuant to which Parent has agreed, among other things, not to complete the Merger until at least 75 days after both the Company and Parent certified substantial compliance with the FTC’s request for additional information and documentary material relating to the Merger issued on December 29, 2016, unless the FTC notifies the Company and Parent that it has closed its review sooner. The Company so certified substantial compliance on April 3, 2017 and Parent so certified substantial compliance on April 14, 2017. The Company and Parent are continuing to work closely and cooperatively with the FTC in its review of the proposed Merger.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger involving the Company, Parent and a wholly-owned subsidiary of Parent, among other things. The proposed merger of the Company will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the SEC, including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement regarding the proposed merger will be made available to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION. Investors and security holders may obtain free copies of the definitive proxy statement regarding the proposed merger, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.cabelas.com under the heading “SEC Filings” in the “Investor Relations” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the definitive proxy statement regarding the proposed merger and any filings with the SEC that are incorporated by reference in such definitive proxy statement by contacting the Company’s Investor Relations Department at (308) 255-7428.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in its definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on November 17, 2016, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement regarding the proposed merger and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Framework Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank, Synovus Bank, Capital One Bank (USA), National Association and, solely for purposes of the recitals thereto and Section 5.18, Section 8.2 and Article IX thereof, Capital One, National Association.*

2.2	Asset and Deposit Purchase Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank and Synovus Bank.

2.3	Asset Purchase Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank and Capital One Bank (USA), National Association.

2.4	Amendment to the Agreement and Plan of Merger, dated as of April 17, 2017, by and among Cabela’s Incorporated, Bass Pro Group, LLC and Prairie Merger Sub, Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act of 1933, as amended. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

April 18, 2017	By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Framework Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank, Synovus Bank, Capital One Bank (USA), National Association and, solely for purposes of the recitals thereto and Section 5.18, Section 8.2 and Article IX thereof, Capital One, National Association.*

2.2	Asset and Deposit Purchase Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank and Synovus Bank.

2.3	Asset Purchase Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank and Capital One Bank (USA), National Association.

2.4	Amendment to the Agreement and Plan of Merger, dated as of April 17, 2017, by and among Cabela’s Incorporated, Bass Pro Group, LLC and Prairie Merger Sub, Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act of 1933, as amended. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.